UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 19, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 North Shoreline Boulevard

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2005, SumTotal Systems, Inc., a Delaware corporation (“SumTotal Systems”), Galaxy Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of SumTotal Systems (“Sub”), and Pathlore Software Corporation, a Delaware corporation (“Pathlore”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Sub will be merged with and into Pathlore (the “First Merger”), and, as part of the same overall transaction, the surviving entity of the First Merger will be merged with and into SumTotal Systems (the “Merger”). On September 19, 2005, the parties entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), which amends and restates the Merger Agreement to, among other things, delete references to and requirements for the Pathlore Voting Agreements and add a requirement that Pathlore promptly seek irrevocable written consents (the “Consents”) from certain Pathlore stockholders (the “Support Stockholders”) in favor of approving and adopting the Amended and Restated Merger Agreement and approving the First Merger, which Consents have been delivered to SumTotal. The Support Stockholders hold sufficient shares of Pathlore capital stock to approve the Merger. The Consents shall become effective upon issuance of a permit by the California Department of Corporations following a hearing pursuant to Section 25142 of the California Corporations Code before a designee of the Commissioner of Corporations of the State of California (the “Hearing”).

The foregoing description of the Merger and the Amended and Restated Merger Agreement is qualified in its entirety by reference to the Amended and Restated Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Company and Pathlore currently expect the Hearing mentioned above to occur on September 29, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

2.1	Amended and Restated Agreement and Plan of Merger, dated as of September 19, 2005, by and among SumTotal Systems, Inc., Galaxy Acquisition Corporation and Pathlore Software Corporation (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ ERIKA ROTTENBERG
Erika Rottenberg Senior Vice President, General Counsel and Secretary

Date: September 23, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of September 19, 2005, by and among SumTotal Systems, Inc., Galaxy Acquisition Corporation and Pathlore Software Corporation (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).